UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 16, 2008, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended March 31, 2008.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(c)             Exhibits

99.1           Press Release of Rainier Pacific Financial Group, Inc. dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: April 15, 2008	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 99.1

For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Improved First Quarter Earnings

Tacoma, Washington – April 16, 2008 – Rainier Pacific Financial Group, Inc. (the “Company”) (NASDAQ GM: RPFG) announced today its first quarter results for the period ended March 31, 2008.  Net income for the quarter ended March 31, 2008 increased 62.2% to $1.4 million, or $0.24 per diluted share, compared to net income of $890,000, or $0.15 per diluted share, for the same period in 2007.

The Company’s operating results for the first quarter of 2008 were affected by a $422,000 pre-tax gain from the redemption of VISA U.S.A., Inc. Class B common stock in connection with its initial public offering in March 2008, and the reversal of a pre-tax charge of $173,000 recognized in the fourth quarter of 2007 related to a reserve established for the Company’s share of the VISA U.S.A., Inc. litigation settlements.  We reversed the litigation settlement reserve as a result of VISA U.S.A., Inc. establishing an escrow account to satisfy this obligation as part of its initial public offering.  The net after-tax effect of these two VISA U.S.A., Inc. items increased net income for the first quarter of 2008 by $381,000.  Excluding the effect of these two items, first quarter earnings were $1.1 million, or $0.18 per diluted share, representing a 19.4% increase from the same quarter in 2007.

The Company’s revenue, (i.e., net interest income before provision for loan losses plus non-interest income) for the quarter ended March 31, 2008 was $9.4 million, compared to $8.6 million for the same period a year ago.  Excluding the non-recurring gain from the redemption of VISA U.S.A., Inc.’s stock from the initial public offering, revenue was $8.9 million, or 3.5% more than the same quarter in 2007.  Net interest income before the provision for loan losses for the quarter ended March 31, 2008 was $6.5 million, slightly higher than the $6.4 million during the same period a year ago.  For the quarter ended March 31, 2008, the Company’s net interest margin was 3.20%, compared to 3.23% and 2.96% for the quarters ended December 31, 2007 and March 31, 2007, respectively.  The yield on the Company’s interest-earning assets was 6.71% for the quarter ended March 31, 2008, compared to 6.88% and 6.69% for the quarters ended December 31, 2007 and March 31, 2007, respectively.  For the quarter ended March 31, 2008, the Company’s cost of interest-bearing liabilities was 3.89%, compared to 4.04% and 4.13% for the quarters ended December 31, 2007 and March 31, 2007, respectively.

Non-interest income for the quarter ended March 31, 2008 was $2.8 million, or $579,000 more than the $2.2 million for the same quarter in 2007.  Excluding the $422,000 gain from the redemption of common stock in VISA U.S.A., Inc. in connection with its initial public offering, non-interest income was $2.4 million, or 9.1% more than the same quarter in 2007.

Non-interest expenses were $7.0 million for the quarter ended March 31, 2008, or $151,000 less than the $7.1 million during the same period in 2007.  Excluding the $173,000 reversal of the reserve established for VISA U.S.A., Inc. litigation settlements, non-interest expense was essentially unchanged compared to the first quarter of 2007.

The Company’s total assets were relatively unchanged from December 31, 2007, with total assets of $878.9 million at March 31, 2008.  During the first quarter, the Company generated growth of $18.6 million in its loan portfolio and sold $18.0 million of investment securities.

Total loans were $655.6 million at March 31, 2008, compared to $637.0 million at December 31, 2007 and $638.5 million at March 31, 2007, respectively.  Total loan originations were $80.3 million during the quarter ended March 31, 2008, compared to $67.2 million and $40.4 million for the quarters ended December 31, 2007 and March 31, 2007, respectively.  Increased refinance activity of one- to four-family mortgages and improved demand for multi-family and commercial real estate loan originations were primary contributors to the significant increase in first quarter loan originations.

For the quarter ended March 31, 2008, the yield on loans was 7.12%, compared to 7.36% and 7.24% for the quarters ended December 31, 2007 and March 31, 2007, respectively.  At March 31, 2008, the loan portfolio consisted of 34.0% commercial real estate loans, 22.7% multi-family real estate loans, 12.8% one- to four-family real estate loans, 12.6% land development and real estate construction loans, 7.4% consumer loans (excluding home equity loans), 6.7% home equity loans, and 3.8% commercial business loans.

The Company sold $13.6 million of one- to four-family fixed-rate real estate loans during the quarter ended March 31, 2008, which generated $235,000 in net gains, compared to $6.8 million in loan sales and $136,000 in net gains during the same period in 2007.  The portfolio of loans serviced for others increased to $115.2 million at March 31, 2008, compared to $114.6 million and $112.7 million at December 31, 2007 and March 31, 2007, respectively.

Slower local residential housing sales, increasing stress on consumer credit, and slowing economic activity caused the credit quality of the loan portfolio to deteriorate modestly during the quarter.  Net charge-offs were $250,000 for the quarter ended March 31, 2008, compared to $214,000 for the quarter ended December 31, 2007 and $157,000 for the quarter ended March 31, 2007.  However, loans more than 30 days delinquent as a percentage of total loans remained low and were 0.26% at March 31, 2008, compared to 0.33% at December 31, 2007 and 0.26% at March 31, 2007.  Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $426,000, or 0.06% of total loans at March 31, 2008, compared to $497,000, or 0.08% of total loans, at December 31, 2007, and $224,000, or 0.04% of total loans, at March 31, 2007.

During the first quarter of 2008, the Company received deeds in lieu of foreclosure on three completed homes and one lot.  As a result, non-performing assets increased to $1.7 million, or 0.19% of total assets at March 31, 2008, compared to $546,000, or 0.06% of total assets, at December 31, 2007, and $245,000, or 0.03% of total assets, at March 31, 2007.  The sale of two of the three homes was completed on April 4, 2008 and generated a net gain of $15,000.  Excluding the effect of these two sold homes, non-performing assets would have been $774,000, or 0.09% of total assets as of March 31, 2008.

The Company’s provision for loan losses was $150,000 for the quarter ended March 31, 2008, unchanged from the provisions made for the quarters ended December 31, 2007 and March 31, 2007.

The allowance for loan losses at March 31, 2008 was $8.0 million, representing an allowance to total loans ratio of 1.22%, compared to $8.1 million at December 31, 2007 and $8.3 million at March 31, 2007.

The investment securities portfolio at March 31, 2008 was $150.1 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings), compared to $177.0 million at December 31, 2007 and $194.5 million at March 31, 2007.  The decline in the investment securities portfolio was primarily attributed to $18.0 million of investment sales during the quarter ended March 31, 2008, a $6.6 million market value decline in the Company’s portfolio of pooled trust preferred securities issued by FDIC-insured financial institutions and insurance companies, as well as $2.4 million in principal payments received on our mortgage-backed securities held in the portfolio..

Total deposits were $471.4 million at March 31, 2008, compared to $461.5 million at December 31, 2007 and $466.7 million at March 31, 2007.  Core deposits (comprised of checking, savings, money market, and individual retirement accounts) were $229.4 million, or 48.7% of total deposits at March 31, 2008, compared to $242.4 million, or 51.9% of total deposits at March 31, 2007.  Brokered deposit balances were $61.3 million at March 31, 2008, compared to $60.9 million at December 31, 2007 and $49.9 million at March 31, 2007.  For the quarter ended March 31, 2008, the average cost of interest-bearing deposits was 3.48%, compared to 3.72% for the quarter ended December 31, 2007 and 3.89% for the quarter ended March 31, 2007.

Total shareholders’ equity at March 31, 2008 was $84.0 million, compared to $86.8 million at December 31, 2007 and $88.8 million at March 31, 2007.  During the quarter ended March 31, 2008,

the Company purchased and retired 14,300 shares of its outstanding shares of common stock at an average price of $14.75 per share.  On January 31, 2008, the Company’s Board of Directors authorized a 12-month extension of its existing stock repurchase plan, and at March 31, 2008, there were 100,183 shares remaining to be purchased under this repurchase plan.

The Company’s book value and tangible book value per share as of March 31, 2008 were $13.83 and $13.27 per share, respectively, based upon 6,078,444 outstanding shares of common stock.  The number of outstanding shares includes 80,328 restricted shares granted to participants under the Company’s 2004 Management Recognition Plan that have not yet vested or were not ratably earned, and excludes 373,289 unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

“During the first quarter, we continued to generate improvements in Rainier Pacific’s core profitability, while actively managing the credit quality of the loan portfolio in a challenging operating environment.  With increasing stress in the local residential housing sector, and deterioration in the credit markets, we will continue to prudently underwrite new loans and closely monitor existing loan relationships.  Our focus on effectively managing operating expenses and generating improved profitability remains a top priority in our efforts to increase the value of our franchise during the balance of the year,” said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific’s website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company’s primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.  Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statement.

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
(Dollars in Thousands)

ASSETS

	At March 31,	At December 31,
	2008	2007

Cash and cash equivalents	$8,462	$8,724
Interest-bearing deposits with banks	7,003	90
Securities available-for-sale	109,545	131,287
Securities held-to-maturity (fair value of $40,744 at March 31, 2008; $45,541 at December 31, 2007)	40,557	45,756
Federal Home Loan Bank of Seattle (“FHLB”) stock, at cost	13,712	13,712

Loans	655,624	637,000
Less: allowance for loan losses	(7,979)	(8,079)
Loans, net	647,645	628,921

Premises and equipment, net	33,602	33,813
Accrued interest receivable	3,635	3,980
Other assets	14,761	12,581

TOTAL ASSETS	$878,922	$878,864

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$37,145	$33,924
Interest-bearing	434,227	427,563
Total deposits	471,372	461,487

Borrowed funds	314,353	320,454
Corporate drafts payable	4,121	2,510
Accrued compensation and benefits	948	1,758
Other liabilities	4,085	5,835

TOTAL LIABILITIES	794,879	792,044

SHAREHOLDERS’ EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,451,733 shares issued and 5,998,116 shares outstanding at March 31, 2008; 6,466,633 shares issued and 5,977,645 shares outstanding at December 31, 2007	50,668	50,458
Unearned Employee Stock Ownership Plan (“ESOP”) shares	(3,733)	(3,903)
Accumulated other comprehensive loss, net of tax	(8,723)	(4,575)
Retained earnings	45,831	44,840

TOTAL SHAREHOLDERS’ EQUITY	84,043	86,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$878,922	$878,864

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended
	March 31,
	2008		2007
INTEREST INCOME
Loans	$11,277		$11,599
Securities available-for-sale	1,857		2,052
Securities held-to-maturity	451		565
Interest-bearing deposits	27		10
FHLB dividends	34		14
Total interest income	13,646		14,240
INTEREST EXPENSE
Deposits	3,587		4,111
Borrowed funds	3,516		3,743
Total interest expense	7,103		7,854
Net interest income	6,543		6,386
PROVISION FOR LOAN LOSSES	150		150
Net interest income after provision for loan losses	6,393		6,236
NON-INTEREST INCOME
Deposit service fees	839		826
Loan service fees	315		292
Insurance service fees	550		543
Investment service fees	164		113
Real estate lease income	246		294
Gain on sale of securities, net	11		-
Gain on sale of loans, net	235		136
Gain on sale of premises and equipment, net	-		10
Other operating income	461		28
Total non-interest income	2,821		2,242
NON-INTEREST EXPENSE
Compensation and benefits	4,060		3,993
Office operations	955		986
Occupancy	614		635
Loan servicing	109		110
Outside and professional services	448		432
Marketing	284		243
Other operating expenses	488		710
Total non-interest expense	6,958		7,109

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	2,256		1,369

PROVISION FOR FEDERAL INCOME TAX	812		479

NET INCOME	$1,444		$890

EARNINGS PER COMMON SHARE
Basic	$0.24		$0.15
Diluted	$0.24		$0.15
Weighted average shares outstanding – Basic	5,983,393	(1)	5,976,430	(2)
Weighted average shares outstanding – Diluted	5,983,393		6,094,582

(1)	Weighted average shares outstanding - Basic includes 245,972 vested and ratably earned shares of the 326,300 restricted shares granted and issued under the 2004 Management Recognition Plan (“MRP”), net of forfeited shares.
(2)	Weighted average shares outstanding - Basic includes 180,708 vested and ratably earned shares of the 321,300 restricted shares granted and issued under the MRP, net of forfeited shares.

Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended
	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
INTEREST INCOME
Loans	$11,277		$11,808		$12,127		$11,645
Securities available-for-sale	1,857		2,102		2,015		2,032
Securities held-to-maturity	451		512		527		546
Interest-bearing deposits	27		23		28		70
FHLB dividends	34		27		21		20
Total interest income	13,646		14,472		14,718		14,313
INTEREST EXPENSE
Deposits	3,587		3,960		4,104		4,053
Borrowed funds	3,516		3,751		3,881		3,841
Total interest expense	7,103		7,711		7,985		7,894
Net interest income	6,543		6,761		6,733		6,419
PROVISION FOR LOAN LOSSES	150		150		150		150
Net interest income after provision for loan loss	6,393		6,611		6,583		6,269
NON-INTEREST INCOME
Deposit service fees	839		885		906		879
Loan service fees	315		295		381		346
Insurance service fees	550		595		552		622
Investment service fees	164		134		189		144
Real estate lease income	246		249		298		271
Gain on sale of securities, net	11		-		-		-
Gain on sale of loans, net	235		117		60		66
Gain (loss) on sale of premises and equipment, net	-		(1)		1		-
Other operating income	461		354		25		16
Total non-interest income	2,821		2,628		2,412		2,344
NON-INTEREST EXPENSE
Compensation and benefits	4,060		4,043		4,237		4,068
Office operations	955		1,014		1,006		956
Occupancy	614		672		649		624
Loan servicing	109		129		130		129
Outside and professional services	448		426		250		258
Marketing	284		226		278		289
Other operating expenses	488		943		799		778
Total non-interest expense	6,958		7,453		7,349		7,102

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	2,256		1,786		1,646		1,511

PROVISION FOR FEDERAL INCOME TAX	812		876		574		529

NET INCOME	$1,444		$910		$1,072		$982

EARNINGS PER COMMON SHARE
Basic	$0.24		$0.15		$0.18		$0.16
Diluted	$0.24		$0.15		$0.18		$0.16
Weighted average shares outstanding - Basic	5,983,393	(1)	5,979,580	(2)	5,983,586	(3)	5,995,114	(4)
Weighted average shares outstanding - Diluted	5,983,393		5,979,580		5,983,586		6,073,991

(1)	Weighted average shares outstanding - Basic includes 245,972 vested and ratably earned shares of the 326,300 restricted shares granted and issued under the MRP, net of forfeited shares.

(2)	Weighted average shares outstanding - Basic includes 228,175 vested and ratably earned shares of the 326,900 restricted shares granted and issued under the MRP, net of forfeited shares.

(3)	Weighted average shares outstanding - Basic includes 212,593 vested and ratably earned shares of the 327,700 restricted shares granted and issued under the MRP, net of forfeited shares.

(4)	Weighted average shares outstanding - Basic includes 196,818 vested and ratably earned shares of the 329,300 restricted shares granted and issued under the MRP, net of forfeited shares.

Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007
Loan portfolio composition:
Real estate:
One- to four-family residential	$84,211	$76,882	$78,621	$79,018	$80,324
Five or more family residential	148,991	149,080	149,474	159,137	161,273
Commercial	223,076	212,901	214,130	215,442	203,732
Total real estate	456,278	438,863	442,225	453,597	445,329
Real estate construction:
One- to four-family residential	77,098	73,114	70,867	72,838	75,060
Five or more family residential	1,839	1,839	2,019	3,187	3,640
Commercial	3,827	3,827	1,834	-	-
Total real estate construction	82,764	78,780	74,720	76,025	78,700
Consumer:
Automobile	18,027	20,798	23,711	26,623	29,298
Home equity	43,980	45,293	44,537	44,610	42,738
Credit cards	22,120	23,172	22,601	22,018	21,936
Other	7,812	7,411	7,383	7,310	7,494
Total consumer	91,939	96,674	98,232	100,561	101,466
Commercial business	24,643	22,683	18,142	17,202	13,005
Subtotal	655,624	637,000	633,319	647,385	638,500
Less: Allowance for loan losses	(7,979)	(8,079)	(8,142)	(8,235)	(8,276)
Total loans, net	$647,645	$628,921	$625,177	$639,150	$630,224
Sold loans, serviced for others	$115,214	$114,629	$113,306	$113,434	$112,669

Non-performing assets:
Loans 90 days or more past due	$426	$497	$197	$217	$224
Repossessed assets	6	49	23	16	21
Other real estate owned	1,222	-	-	-	-
Total non-performing assets	$1,654	$546	$220	$233	$245

Loans greater than 30 days delinquent	$1,678	$2,125	$1,762	$1,651	$1,684
Loans greater than 30 days delinquent as a percentage of loans	0.26%	0.33%	0.28%	0.26%	0.26%
Non-performing loans as a percentage of loans	0.06%	0.08%	0.03%	0.03%	0.04%
Non-performing assets as a percentage of assets	0.19%	0.06%	0.02%	0.03%	0.03%
Allowance for loan loss as a percentage of non-performing loans	1,873.00%	1,625.55%	4,132.99%	3,794.93%	3,694.64%
Allowance for loan loss as a percentage of non-performing assets	482.41%	1,479.67%	3,700.91%	3,534.33%	3,377.96%
Allowance for loan loss as a percentage of total loans	1.22%	1.27%	1.29%	1.27%	1.30%

Core deposits (all deposits, excluding CDs)	$229,401	$226,743	$236,411	$242,446	$242,442
Non-core deposits (CDs)	241,971	234,744	224,506	217,870	224,293
Total deposits	$471,372	$461,487	$460,917	$460,316	$466,735

Loans/Deposits	139.09%	138.03%	137.40%	140.64%	136.80%
Equity/Assets	9.56%	9.88%	10.16%	9.94%	9.79%

Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	Three Months Ended March 31,		Three Months Ended December 31,	Year Ended December 31,
	2008	2007	2007	2007

Loan growth (decline)	2.92%	(0.14%)	0.58%	(0.37%)
Deposit growth (decline)	2.14%	2.04%	0.12%	(0.89%)
Equity growth (decline)	(3.20%)	1.10%	(3.14%)	(1.15%)
Asset growth (decline)	0.01%	0.43%	(0.39%)	(2.64%)

Loans originated	$80,254	$40,365	$67,223	$214,713
Loans sold	$13,578	$6,819	$6,194	$23,698
Loans charged-off, net	$250	$157	$214	$804

Increase in non-interest income	7.34%	10.99%	12.55%	8.40%
Increase (decrease) in non-interest expense	(6.64%)	(2.36%)	6.24%	1.06%
Net charge-offs to average loans	0.16%	0.10%	0.13%	0.13%
Efficiency ratio	74.31%	82.39%	79.38%	80.76%
Return on assets	0.66%	0.39%	0.41%	0.43%
Return on equity	6.69%	4.02%	4.08%	4.32%

Interest-earning assets:
Yield on loans	7.12%	7.24%	7.36%	7.35%
Yield on investments	5.68%	5.32%	5.68%	5.43%
Yield on FHLB stock	1.00%	0.40%	0.80%	0.60%
Yield on interest-earning assets	6.71%	6.69%	6.88%	6.80%

Interest-bearing liabilities:
Cost of deposits	3.48%	3.89%	3.72%	3.82%
Cost of borrowed funds	4.41%	4.44%	4.45%	4.48%
Cost of interest-bearing liabilities	3.89%	4.13%	4.04%	4.11%
Net interest rate spread	2.82%	2.56%	2.84%	2.69%

Net interest margin	3.20%	2.96%	3.23%	3.09%

Net interest margin-quarter ended 12/31/2007	3.23%
Net interest margin-quarter ended 09/30/2007	3.20%
Net interest margin-quarter ended 06/30/2007	3.01%
Net interest margin-quarter ended 03/31/2007	2.96%

	As of
	March 31,		December 31,		September 30,		June 30,		March 31,
	2008		2007		2007		2007		2007
Shares outstanding at end of period	6,078,444	(1)	6,076,370	(2)	6,109,633	(3)	6,144,259	(4)	6,128,485	(5)
Book value per share	$13.83		$14.29		$14.67		$14.63		$14.49
Tangible book value per share	$13.27		$13.77		$14.15		$14.11		$13.96

(1)	Shares outstanding represent 6,451,733 shares issued (including 80,328 unvested restricted shares granted under the MRP), less 373,289 unallocated shares under the ESOP.

(2)	Shares outstanding represent 6,466,633 shares issued (including 98,725 unvested restricted shares granted under the MRP), less 390,263 unallocated shares under the ESOP.

(3)	Shares outstanding represent 6,516,870 shares issued (including 115,108 unvested restricted shares granted under the MRP), less 407,237 unallocated shares under the ESOP.

(4)	Shares outstanding represent 6,568,470 shares issued (including 132,482 unvested restricted shares granted under the MRP), less 424,211 unallocated shares under the ESOP.

(5)	Shares outstanding represent 6,569,670 shares issued (including 140,592 unvested restricted shares granted under the MRP), less 441,185 unallocated shares under the ESOP.